                                                                    Exhibit 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Evoke Incorporated:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP______________________

Boulder, Colorado
February 16, 2000

                                       1